SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – November 17, 2005

TRIAD HOSPITALS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-14695 (Commission File Number)	75-2816101 (IRS Employer Identification No.)

5800 Tennyson Parkway Plano, Texas (Address of Principal Executive Offices)		75024 (Zip Code)

(214) 473-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On November 17, 2005, Triad Hospitals, Inc. announced that Burke W. Whitman has resigned as the Company’s executive vice president and chief financial officer to join the executive team of Health Management Associates, Inc. (HMA), based in Naples, Fla. Mr. Whitman’s resignation will be effective November 18, 2005. W. Stephen Love, senior vice president and controller of the Company, will serve as interim chief financial officer.

A copy of the press release issued by Triad Hospitals, Inc. on November 17, 2005 announcing the resignation of Mr. Whitman is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release issued by Triad Hospitals, Inc. on November 17, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/s/ Rebecca Hurley
Rebecca Hurley Senior Vice President and General Counsel

Date: November 17, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Triad Hospitals, Inc. on November 17, 2005.